BLACKROCK EMERGING MARKETS FUND, INC.

BLACKROCK LATIN AMERICA FUND, INC.

(the “Funds”)

Supplement dated September 19, 2019

to the Statement of Additional Information of the Funds, dated February 28, 2019, as supplemented to date

Effective immediately, Part I of the SAI is amended as follows:

The third through sixth paragraphs in the section of the SAI entitled “Management, Advisory and Other Service Arrangements” are deleted in their entirety and replaced with the following:

Emerging Markets Fund has entered into a management agreement with the Manager (the “Emerging Markets Fund Management Agreement”), pursuant to which BlackRock receives for its services to Emerging Markets Fund annual management fees as a percentage of average daily net assets calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.81%
In excess of $1 billion but not more than $3 billion	0.76%
In excess of $3 billion but not more than $5 billion	0.73%
In excess of $5 billion but not more than $10 billion	0.70%
In excess of $10 billion	0.69%

Prior to September 19, 2019, with respect to Emerging Markets Fund, the maximum annual management fee that could be paid to BlackRock (as a percentage of average daily net assets) was calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.89%
In excess of $1 billion but not more than $3 billion	0.84%
In excess of $3 billion but not more than $5 billion	0.80%
In excess of $5 billion but not more than $10 billion	0.77%
In excess of $10 billion	0.76%

Prior to March 15, 2018, with respect to Emerging Markets Fund, the maximum annual management fee that could be paid to BlackRock (as a percentage of average daily net assets) was calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	1.00%
In excess of $1 billion but not more than $3 billion	0.94%
In excess of $3 billion but not more than $5 billion	0.90%
In excess of $5 billion but not more than $10 billion	0.87%
In excess of $10 billion	0.85%

Latin America Fund has entered into a management agreement with the Manager (the “Latin America Fund Management Agreement” and together with the International Fund Management Agreement and the Emerging Markets Fund Management Agreement, the “Management Agreements”), pursuant to which BlackRock receives for its services to Latin America Fund annual management fees as a percentage of average daily net assets calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	1.00%
In excess of $1 billion but not more than $3 billion	0.94%
In excess of $3 billion but not more than $5 billion	0.90%
In excess of $5 billion but not more than $10 billion	0.87%
In excess of $10 billion	0.85%

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through February 29, 2020 (for International Fund and Latin America Fund) and February 28, 2021 (for Emerging Markets Fund). The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-13989-SUP0919

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